LEASES	12 Months Ended
Dec. 31, 2013
LEASES
LEASES

NOTE 8 – LEASES

            Real property for four of the Bank’s office locations and certain equipment are leased under noncancelable operating leases expiring at various times through 2028.  In most cases, the leases provide for one or more renewal options of five to ten years under the same or similar terms.  In addition, various items of office equipment are leased under cancelable operating leases.  Total rental expense incurred under all operating leases, including short-term leases with terms of less than one month, amounted to approximately $18, $12 and $13 for equipment leases and approximately $264, $283 and $236 for building leases in 2013, 2012 and 2011, respectively.  Future minimum lease commitments as of December 31, 2013 under all noncancelable operating leases with initial terms of one year or more are shown in the following table:

Year	Lease Payments
2014	$ 336
2015	347
2016	320
2017	290
2018	290
Thereafter	3,942
Total	$ 5,525